Supplement dated July 26, 2010
to the

PineBridge Mutual Funds

Prospectus and Statement of Additional Information dated March 30, 2010, as supplemented
April 7, 2010, May 10, 2010 and June 28, 2010

PineBridge Investments, LLC (the “Adviser”), the investment adviser to the PineBridge US Mid Cap Growth Fund (the “Fund”), and the Board of Trustees (the “Board”), have determined that, given the Fund’s current size and limited prospects for future growth, the Fund is not likely to reach sufficient size to become economically viable in the foreseeable future.  The Adviser has therefore recommended, and the Board has concluded, that it is in the best interests of shareholders to liquidate the Fund.  In connection with this, the Board has adopted a plan of liquidation and termination.  Please note that the Fund will be liquidating its assets as of the close of business on September 27, 2010.  You are welcome, however, to either (1) redeem your shares or (2) exchange your shares with another PineBridge Fund, before that date.

Effective July 27, 2010, in anticipation of the liquidation, the Fund is no longer accepting purchases into the Fund.  In addition, effective July 27, 2010, the Adviser will begin an orderly transition of the portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.  Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by September 27, 2010, will automatically be redeemed and net cash proceeds, less any required withholdings, will be sent to the address of record.  These proceeds may be subject to federal and possibly state and local taxes if the shares are held in a taxable account.

If you hold your shares in an IRA account, you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 1-800-426-9157 prior to September 24, 2010, of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If shares are held in a qualified retirement account such as an IRA, the proceeds may not be subject to current income taxation.  You should consult with your tax advisor on the consequences of the liquidation to you.  Checks will be issued to all shareholders of record as of the close of business on September 27, 2010.

Please contact the Fund at 1-800-426-9157 if you have any questions.

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Please retain this supplement for future reference.